EXHIBIT 99.1

WESTERN GAS ANNOUNCES
SECOND-QUARTER 2014 RESULTS

RAISES 2014 TOTAL CAPITAL EXPENDITURES GUIDANCE RANGE

HOUSTON, August 5, 2014 – Western Gas Partners, LP (NYSE: WES) (“WES” or the “Partnership”) and Western Gas Equity Partners, LP (NYSE: WGP) (“WGP”) today announced second-quarter 2014 financial and operating results.
WESTERN GAS PARTNERS, LP
Net income available to limited partners for the second quarter of 2014 totaled $67.0 million, or $0.57 per common unit (diluted). For the second quarter of 2014, Adjusted EBITDA(1) was $167.3 million and Distributable cash flow(1) was $137.0 million, resulting in a Coverage ratio(1) of 1.30 times for the period.
Total throughput attributable to WES for natural gas assets for the second quarter of 2014 averaged 3.6 Bcf/d, which was 5% above the prior quarter and 13% above the second quarter of 2013. Total throughput for crude/NGL assets for the second quarter of 2014 averaged 115 MBbls/d, which was 46% above the prior quarter.
Capital expenditures attributable to WES on a cash basis, including equity investments but excluding acquisitions, totaled $199.3 million during the second quarter of 2014. Of this amount, maintenance capital expenditures were $11.7 million, or 7% of Adjusted EBITDA(1). Capital expenditures attributable to WES on an accrual basis, including equity investments but excluding acquisitions, totaled $205.2 million during the second quarter of 2014.

(1) Please see the tables at the end of this release for a reconciliation of non-GAAP to GAAP measures and calculation of the Coverage ratio.

“Our portfolio’s solid second-quarter performance was highlighted by the successful start-up of our Lancaster Plant in the DJ Basin complex, which is currently running at capacity,” said Chief Executive Officer, Don Sinclair. “Given the continued high activity level in the DJ Basin, as well as additional capital needed to repurpose a portion of our Haley system to handle rich gas from Anadarko’s West Texas drilling activity, we now believe our full-year 2014 total capital expenditures will be between $720 million and $770 million.”
WES previously declared a quarterly distribution of $0.650 per unit for the second quarter of 2014, representing a 4% increase over the prior quarter’s distribution and a 16% increase over the second-quarter 2013 distribution of $0.56 per unit. The distribution will be paid on August 13, 2014, to unitholders of record at the close of business on July 31, 2014. The second-quarter 2014 Coverage ratio(1) of 1.30 times is based on the quarterly distribution of $0.650 per unit.
WESTERN GAS EQUITY PARTNERS, LP
WGP indirectly owns the 2% general partner interest in WES, 100% of the incentive distribution rights in WES and 49,296,205 WES common units. Net income available to limited partners for the second quarter of 2014 totaled $55.3 million, or $0.25 per common unit (diluted).
WGP previously declared a quarterly distribution of $0.27125 per unit for the second quarter of 2014, representing a 9% increase over the prior quarter’s distribution and a 37% increase over the second-quarter 2013 distribution of $0.19750. The distribution will be paid on August 22, 2014, to unitholders of record at the close of business on July 31, 2014. WGP will receive distributions from WES of $60.3 million attributable to the second quarter and will pay out $59.4 million in distributions for the same period.

(1) Please see the tables at the end of this release for a reconciliation of non-GAAP to GAAP measures and calculation of the Coverage ratio.

CONFERENCE CALL TOMORROW AT 11 A.M. CDT
WES and WGP will host a joint conference call on Wednesday, August 6, 2014, at 11:00 a.m. Central Daylight Time (12:00 p.m. Eastern Daylight Time) to discuss second-quarter 2014 results. To participate via telephone, please dial 877.621.4819 and enter participant code 53708569. Please call in 10 minutes prior to the scheduled start time. To access the live audio webcast of the conference call and slide presentation, please visit www.westerngas.com. A replay of the call will also be available on the website for approximately two weeks following the conference call.
Western Gas Partners, LP (“WES”) is a growth-oriented Delaware master limited partnership formed by Anadarko Petroleum Corporation to own, operate, acquire and develop midstream energy assets. With midstream assets in the Rocky Mountains, the Mid-Continent, north-central Pennsylvania and Texas, WES is engaged in the business of gathering, processing, compressing, treating and transporting natural gas, condensate, natural gas liquids and crude oil for Anadarko and other producers and customers.
Western Gas Equity Partners, LP (“WGP”) is a Delaware master limited partnership formed by Anadarko to own the following types of interests in WES: (i) the 2.0% general partner interest and all of the incentive distribution rights in WES, both owned through WGP’s 100% ownership of WES’s general partner, and (ii) a significant limited partner interest in WES.

For more information about Western Gas Partners, LP and Western Gas Equity Partners, LP, please visit www.westerngas.com.

This news release contains forward-looking statements. Western Gas Partners and Western Gas Equity Partners believe that their expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this news release. These factors include the ability to meet financial guidance or distribution growth expectations; the ability to safely and efficiently operate WES’s assets; the ability to obtain new sources of natural gas supplies; the effect of fluctuations in commodity prices and the demand for natural gas and related products; the ability to meet projected in-service dates for capital growth projects; construction costs or capital expenditures exceeding estimated or budgeted costs or expenditures; and the other factors described in the “Risk Factors” sections of WES’s and WGP’s most recent Forms 10-K filed with the Securities and Exchange Commission and in their other public filings and press releases. Western Gas Partners and Western Gas Equity Partners undertake no obligation to publicly update or revise any forward-looking statements.

# # #

WESTERN GAS CONTACT
Benjamin Fink, CFA
SVP, Chief Financial Officer and Treasurer
832.636.6010
benjamin.fink@westerngas.com

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures

Below are reconciliations of (i) WES’s Distributable cash flow (non-GAAP) to net income attributable to Western Gas Partners, LP (GAAP), (ii) Adjusted EBITDA attributable to Western Gas Partners, LP (“Adjusted EBITDA”) (non-GAAP) to net income attributable to Western Gas Partners, LP (GAAP) and to net cash provided by operating activities (GAAP), and (iii) Adjusted gross margin attributable to Western Gas Partners, LP (“Adjusted gross margin”) (non-GAAP) to operating income (GAAP), as required under Regulation G of the Securities Exchange Act of 1934. Management believes that WES’s Distributable cash flow, Adjusted EBITDA, Adjusted gross margin, and Coverage ratio are widely accepted financial indicators of WES’s financial performance compared to other publicly traded partnerships and are useful in assessing its ability to incur and service debt, fund capital expenditures and make distributions. Distributable cash flow, Adjusted EBITDA, Adjusted gross margin and Coverage ratio, as defined by WES, may not be comparable to similarly titled measures used by other companies. Therefore, WES’s Distributable cash flow, Adjusted EBITDA, Adjusted gross margin, and Coverage ratio should be considered in conjunction with net income and other applicable performance measures, such as operating income or cash flows from operating activities.

Distributable Cash Flow

WES defines Distributable cash flow as Adjusted EBITDA, plus interest income, less net cash paid for interest expense (including amortization of deferred debt issuance costs originally paid in cash, offset by non-cash capitalized interest), maintenance capital expenditures, and income taxes.

	Three Months Ended June 30,			Six Months Ended June 30,
thousands except Coverage ratio	2014		2013 (1)	2014		2013 (1)
Reconciliation of Net income attributable to Western Gas Partners, LP to Distributable cash flow and calculation of the Coverage ratio
Net income attributable to Western Gas Partners, LP	$95,032		$60,016	$182,467		$110,730
Add:
Distributions from equity investees	24,328		6,026	36,641		11,032
Non-cash equity-based compensation expense	1,056		824	2,153		1,701
Income tax (benefit) expense	226		53	(2)		4,219
Depreciation, amortization and impairments (2)	43,103		35,857	83,078		67,681
Less:
Equity income, net	13,008		3,456	22,259		7,424
Cash paid for maintenance capital expenditures (2)	11,698		6,174	20,540		12,206
Capitalized interest	2,007		3,260	5,447		6,441
Cash paid for (reimbursement of) income taxes	—		—	(340)		—
Other income (2) (3)	79		103	157		380
Distributable cash flow	$136,953		$89,783	$256,274		$168,912
Distributions declared (4)
Limited partners	$77,396			$151,103
General partner	28,259			53,301
Total	$105,655			$204,404
Coverage ratio	1.30	x		1.25	x

(1)
Financial information has been recast to include the financial position and results attributable to the 20% interest in each of Texas Express Pipeline LLC (“TEP”) and Texas Express Gathering LLC (“TEG”) and a 33.33% interest in Front Range Pipeline LLC (“FRP”) acquired from Anadarko (collectively, the “TEFR Interests”).

(2)	Includes WES’s 75% share of depreciation, amortization and impairments; cash paid for maintenance capital expenditures; and other income attributable to Chipeta.

(3)
Excludes income of $0.1 million and $0.4 million for the three months ended June 30, 2014 and 2013, respectively, and $0.5 million and $0.8 million for the six months ended June 30, 2014 and 2013, respectively, related to a component of a gas processing agreement accounted for as a capital lease.

(4)	Reflects distributions of $0.650 and $1.275 per unit declared for the three and six months ended June 30, 2014, respectively.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Adjusted EBITDA Attributable to Western Gas Partners, LP

WES defines Adjusted EBITDA as net income (loss) attributable to Western Gas Partners, LP, plus distributions from equity investees, non-cash equity-based compensation expense, interest expense, income tax expense, depreciation, amortization and impairments, and other expense, less income from equity investments, interest income, income tax benefit, and other income.

	Three Months Ended June 30,		Six Months Ended June 30,
thousands	2014	2013 (1)	2014	2013 (1)
Reconciliation of Net income attributable to Western Gas Partners, LP to Adjusted EBITDA attributable to Western Gas Partners, LP
Net income attributable to Western Gas Partners, LP	$95,032	$60,016	$182,467	$110,730
Add:
Distributions from equity investees	24,328	6,026	36,641	11,032
Non-cash equity-based compensation expense	1,057	824	2,154	1,701
Interest expense	20,864	12,654	34,825	24,465
Income tax expense	226	53	226	4,219
Depreciation, amortization and impairments (2)	43,103	35,857	83,078	67,681
Less:
Equity income, net	13,008	3,456	22,259	7,424
Interest income, net – affiliates	4,225	4,225	8,450	8,450
Other income (2) (3)	79	103	157	380
Income tax benefit	—	—	228	—
Adjusted EBITDA attributable to Western Gas Partners, LP	$167,298	$107,646	$308,297	$203,574

Reconciliation of Adjusted EBITDA attributable to Western Gas Partners, LP to Net cash provided by operating activities
Adjusted EBITDA attributable to Western Gas Partners, LP	$167,298	$107,646	$308,297	$203,574
Adjusted EBITDA attributable to noncontrolling interest	4,090	2,499	8,416	5,345
Interest income (expense), net	(16,639)	(8,429)	(26,375)	(16,015)
Non-cash equity-based compensation expense	(20)	54	33	(19)
Debt-related amortization and other items, net	678	566	1,358	1,126
Current income tax (expense) benefit	(53)	10,032	465	15,136
Other income (expense), net (3)	82	103	163	381
Distributions from equity investments in excess of cumulative earnings	(7,804)	—	(9,848)	—
Changes in operating working capital:
Accounts receivable, net	(12,371)	(48,468)	(23,353)	(26,807)
Accounts and natural gas imbalance payables and accrued liabilities, net	2,521	(20,951)	794	336
Other	2,369	2,070	4,247	235
Net cash provided by operating activities	$140,151	$45,122	$264,197	$183,292
Cash flow information of Western Gas Partners, LP
Net cash provided by operating activities			$264,197	$183,292
Net cash used in investing activities			$(770,776)	$(1,182,682)
Net cash provided by financing activities			$516,480	$653,589

(1)	Financial information has been recast to include the financial position and results attributable to the TEFR Interests.

(2)	Includes WES’s 75% share of depreciation, amortization and impairments and other income attributable to Chipeta.

(3)
Excludes income of $0.1 million and $0.4 million for the three months ended June 30, 2014 and 2013, respectively, and $0.5 million and $0.8 million for the six months ended June 30, 2014 and 2013, respectively, related to a component of a gas processing agreement accounted for as a capital lease.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Adjusted gross margin attributable to Western Gas Partners, LP

WES defines Adjusted gross margin as total revenues less cost of product, plus distributions from equity investees and excluding the noncontrolling interest owner’s proportionate share of revenue and cost of product.

	Three Months Ended June 30,		Six Months Ended June 30,
thousands	2014	2013 (1)	2014	2013 (1)
Reconciliation of Adjusted gross margin attributable to Western Gas Partners, LP to Operating income
Adjusted gross margin attributable to Western Gas Partners, LP for natural gas assets	$209,745	$157,084	$393,682	$297,479
Adjusted gross margin for crude/NGL assets	21,507	3,374	32,296	6,965
Adjusted gross margin attributable to Western Gas Partners, LP	$231,252	$160,458	$425,978	$304,444
Adjusted gross margin attributable to noncontrolling interest	$4,935	$3,510	$10,029	$7,213
Equity income, net	13,008	3,456	22,259	7,424
Less:
Distributions from equity investees	24,328	6,026	36,641	11,032
Operation and maintenance	50,875	41,669	91,407	78,408
General and administrative	8,000	7,288	16,415	14,952
Property and other taxes	7,113	6,086	14,154	11,871
Depreciation, amortization and impairments	43,746	36,496	84,358	68,936
Operating income	$115,133	$69,859	$215,291	$133,882

(1)	Financial information has been recast to include the financial position and results attributable to the TEFR Interests.

Western Gas Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
thousands except per-unit amounts	2014	2013 (1)	2014	2013 (1)
Revenues
Gathering, processing and transportation of natural gas and natural gas liquids	$161,250	$109,800	$302,699	$212,690
Natural gas, natural gas liquids and condensate sales	166,654	139,561	303,092	261,290
Other, net	2,040	2,041	3,610	3,188
Total revenues	329,944	251,402	609,401	477,168
Equity income, net	13,008	3,456	22,259	7,424
Operating expenses
Cost of product	118,085	93,460	210,035	176,543
Operation and maintenance	50,875	41,669	91,407	78,408
General and administrative	8,000	7,288	16,415	14,952
Property and other taxes	7,113	6,086	14,154	11,871
Depreciation, amortization and impairments	43,746	36,496	84,358	68,936
Total operating expenses	227,819	184,999	416,369	350,710
Operating income	115,133	69,859	215,291	133,882
Interest income, net – affiliates	4,225	4,225	8,450	8,450
Interest expense	(20,864)	(12,654)	(34,825)	(24,465)
Other income	214	499	691	1,173
Income before income taxes	98,708	61,929	189,607	119,040
Income tax (benefit) expense	226	53	(2)	4,219
Net income	98,482	61,876	189,609	114,821
Net income attributable to noncontrolling interest	3,450	1,860	7,142	4,091
Net income attributable to Western Gas Partners, LP	$95,032	$60,016	$182,467	$110,730
Limited partners’ interest in net income:
Net income attributable to Western Gas Partners, LP	$95,032	$60,016	$182,467	$110,730
Pre-acquisition net (income) loss allocated to Anadarko	—	948	956	(4,510)
General partner interest in net (income) loss	(28,047)	(16,154)	(52,881)	(29,040)
Limited partners’ interest in net income	$66,985	$44,810	$130,542	$77,180
Net income per common unit – basic and diluted	$0.57	$0.41	$1.11	$0.72
Weighted average common units outstanding – basic and diluted	118,177	108,736	117,948	106,784

(1)	Financial information has been recast to include the financial position and results attributable to the TEFR Interests.

Western Gas Partners, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

thousands except number of units	June 30, 2014	December 31, 2013 (1)
Current assets	$224,203	$194,810
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	3,655,367	3,383,255
Other assets	825,242	779,743
Total assets	$4,964,812	$4,617,808
Current liabilities	$176,658	$190,460
Long-term debt	2,022,876	1,418,169
Asset retirement obligations and other	82,528	117,143
Total liabilities	$2,282,062	$1,725,772
Equity and partners’ capital
Common units (118,971,307 and 117,322,812 units issued and outstanding at June 30, 2014, and December 31, 2013, respectively)	$2,528,069	$2,431,193
General partner units (2,408,699 and 2,394,345 units issued and outstanding at June 30, 2014, and December 31, 2013, respectively)	84,894	78,157
Net investment by Anadarko	—	312,092
Noncontrolling interest	69,787	70,594
Total liabilities, equity and partners’ capital	$4,964,812	$4,617,808

(1)	Financial information has been recast to include the financial position and results attributable to the TEFR Interests.

Western Gas Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended June 30,
thousands	2014	2013 (1)
Cash flows from operating activities
Net income	$189,609	$114,821
Adjustments to reconcile net income to net cash provided by operating activities and changes in working capital:
Depreciation, amortization and impairments	84,358	68,936
Change in other items, net	(9,770)	(465)
Net cash provided by operating activities	$264,197	$183,292
Cash flows from investing activities
Capital expenditures	$(359,752)	$(339,756)
Contributions in aid of construction costs from affiliates	182	—
Acquisitions from affiliates	(360,952)	(466,936)
Acquisitions from third parties	—	(212,674)
Investments in equity affiliates	(59,245)	(156,217)
Distributions from equity investments in excess of cumulative earnings	9,848	—
Proceeds from the sale of assets to affiliates	—	82
Proceeds from the sale of assets to third parties	—	14
Capitalized interest on equity investments	(857)	(7,195)
Net cash used in investing activities	$(770,776)	$(1,182,682)
Cash flows from financing activities
Borrowings, net of debt issuance costs	$1,076,895	$494,948
Repayments of debt	(480,000)	(245,000)
Increase (decrease) in outstanding checks	2,517	(1,809)
Proceeds from the issuance of common and general partner units, net of offering expenses	92,588	425,386
Distributions to unitholders	(191,359)	(135,801)
Contributions from noncontrolling interest owner	—	1,097
Distributions to noncontrolling interest owner	(7,949)	(4,660)
Net contributions from Anadarko	23,788	119,428
Net cash provided by financing activities	$516,480	$653,589
Net increase (decrease) in cash and cash equivalents	$9,901	$(345,801)
Cash and cash equivalents at beginning of period	100,728	419,981
Cash and cash equivalents at end of period	$110,629	$74,180

(1)	Financial information has been recast to include the financial position and results attributable to the TEFR Interests.

Western Gas Partners, LP
OPERATING STATISTICS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
MMcf/d except throughput measured in barrels and per-unit amounts	2014	2013 (1)	2014	2013 (1)

Throughput for natural gas assets
Gathering, treating and transportation (2)	1,608	1,370	1,600	1,311
Processing (2)	1,971	1,725	1,885	1,667
Equity investment (3)	153	211	170	206
Total throughput for natural gas assets	3,732	3,306	3,655	3,184
Throughput attributable to noncontrolling interest for natural gas assets	171	167	172	161
Total throughput attributable to Western Gas Partners, LP for natural gas assets (4)	3,561	3,139	3,483	3,023
Total throughput (MBbls/d) for crude/NGL assets (5)	115	26	97	26
Adjusted gross margin per Mcf attributable to Western Gas Partners, LP for natural gas assets (6)	$0.65	$0.55	$0.62	$0.54
Adjusted gross margin per Bbl for crude/NGL assets (7)	$2.06	$1.43	$1.84	$1.45

(1)	Throughput has been recast to include throughput attributable to the TEFR Interests.

(2)
The combination of WES’s Wattenberg and Platte Valley systems in the first quarter of 2014 into the entity now referred to as the “DJ Basin complex” (also includes the Lancaster plant) resulted in the following: (i) the Wattenberg system volumes previously reported as “Gathering, treating and transportation” are now reported as “Processing” for all periods presented, and (ii) beginning with the first quarter of 2014, volumes both gathered and processed by the two systems are no longer separately reported.

(3)
Represents WES’s 14.81% share of average Fort Union and 22% share of average Rendezvous throughput. Excludes equity investment throughput measured in barrels (captured in “Total throughput (MBbls/d) for crude/NGL assets” as noted below).

(4)
Includes affiliate, third-party and equity investment throughput (as equity investment throughput is defined in the above footnote), excluding the noncontrolling interest owner’s proportionate share of throughput.

(5)
Represents total throughput measured in barrels, consisting of throughput from our Chipeta NGL pipeline, our 10% share of average White Cliffs throughput, our 25% share of average Mont Belvieu JV throughput, our 20% share of average TEG and TEP throughput and our 33.33% share of average FRP throughput.

(6)
Average for period. Calculated as Adjusted gross margin attributable to Western Gas Partners, LP for natural gas assets (total revenues for natural gas assets less cost of product for natural gas assets plus distributions from our equity investments in Fort Union and Rendezvous, which are measured in Mcf) divided by total throughput (MMcf/d) attributable to Western Gas Partners, LP for natural gas assets.

(7)
Average for period. Calculated as Adjusted gross margin for crude/NGL assets (total revenues for crude/NGL assets less cost of product for crude/NGL assets plus distributions from our equity investments in White Cliffs, the Mont Belvieu JV, TEG, TEP and FRP, which are measured in barrels), divided by total throughput (MBbls/d) for crude/NGL assets.

Western Gas Equity Partners, LP
CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
(Unaudited)

	Three Months Ended
thousands except per-unit amount and Coverage ratio	June 30, 2014
Distributions declared by Western Gas Partners, LP:
General partner interest	$2,113
Incentive distribution rights	26,146
Common units held by WGP	32,043
Less:
Public company general and administrative expense	728
Cash available for distribution	$59,574

Declared distribution per common unit	$0.27125

Distributions declared by Western Gas Equity Partners, LP	$59,378

Coverage ratio	1.00	x

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
thousands except per-unit amounts	2014	2013 (1)	2014	2013 (1)
Revenues
Gathering, processing and transportation of natural gas and natural gas liquids	$161,250	$109,800	$302,699	$212,690
Natural gas, natural gas liquids and condensate sales	166,654	139,561	303,092	261,290
Other, net	2,040	2,041	3,610	3,188
Total revenues	329,944	251,402	609,401	477,168
Equity income, net	13,008	3,456	22,259	7,424
Operating expenses
Cost of product	118,085	93,460	210,035	176,543
Operation and maintenance	50,875	41,669	91,407	78,408
General and administrative	8,757	8,209	18,143	17,138
Property and other taxes	7,113	6,086	14,154	11,871
Depreciation, amortization and impairments	43,746	36,496	84,358	68,936
Total operating expenses	228,576	185,920	418,097	352,896
Operating income	114,376	68,938	213,563	131,696
Interest income, net – affiliates	4,225	4,225	8,450	8,450
Interest expense	(20,864)	(12,654)	(34,825)	(24,465)
Other income	235	493	731	1,220
Income before income taxes	97,972	61,002	187,919	116,901
Income tax (benefit) expense	226	53	(2)	4,219
Net income	97,746	60,949	187,921	112,682
Net income attributable to noncontrolling interests	42,492	26,422	83,126	45,783
Net income attributable to Western Gas Equity Partners, LP	$55,254	$34,527	$104,795	$66,899
Limited partners’ interest in net income:
Net income attributable to Western Gas Equity Partners, LP	$55,254	$34,527	$104,795	$66,899
Pre-acquisition net (income) loss allocated to Anadarko	—	948	956	(4,510)
Limited partners’ interest in net income	$55,254	$35,475	$105,751	$62,389
Net income per common unit – basic and diluted	$0.25	$0.16	$0.48	$0.29
Weighted average number of common units outstanding – basic and diluted	218,903	218,896	218,903	218,896

(1)	Financial information has been recast to include the financial position and results attributable to the TEFR Interests.

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

thousands except number of units	June 30, 2014	December 31, 2013 (1)
Current assets	$235,865	$207,827
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	3,655,367	3,383,255
Other assets	825,242	779,743
Total assets	$4,976,474	$4,630,825
Current liabilities	$176,735	$191,483
Long-term debt	2,022,876	1,418,169
Asset retirement obligations and other	82,528	117,143
Total liabilities	$2,282,139	$1,726,795
Equity and partners’ capital
Common units (218,903,498 and 218,895,515 units issued and outstanding at June 30, 2014, and December 31, 2013, respectively)	$941,814	$905,082
Net investment by Anadarko	—	312,092
Noncontrolling interests	1,752,521	1,686,856
Total liabilities, equity and partners’ capital	$4,976,474	$4,630,825

(1)	Financial information has been recast to include the financial position and results attributable to the TEFR Interests.

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended June 30,
thousands	2014	2013 (1)
Cash flows from operating activities
Net income	$187,921	$112,682
Adjustments to reconcile net income to net cash provided by operating activities and changes in working capital:
Depreciation, amortization and impairments	84,358	68,936
Change in other items, net	(10,146)	(927)
Net cash provided by operating activities	$262,133	$180,691
Cash flows from investing activities
Capital expenditures	$(359,752)	$(339,756)
Contributions in aid of construction costs from affiliates	182	—
Acquisitions from affiliates	(360,952)	(466,936)
Acquisitions from third parties	—	(212,674)
Investments in equity affiliates	(59,245)	(156,217)
Distributions from equity investments in excess of cumulative earnings	9,848	—
Proceeds from the sale of assets to affiliates	—	82
Proceeds from the sale of assets to third parties	—	14
Capitalized interest on equity investments	(857)	(7,195)
Net cash used in investing activities	$(770,776)	$(1,182,682)
Cash flows from financing activities
Borrowings, net of debt issuance costs	$1,076,895	$494,948
Repayments of debt	(480,000)	(245,000)
Increase (decrease) in outstanding checks	2,517	(1,809)
Offering expenses from the issuance of WGP common units	—	(2,367)
Proceeds from the issuance of WES common units, net of offering expenses	91,690	416,119
Distributions to WGP unitholders	(105,347)	(46,980)
Contributions received from Chipeta noncontrolling interest owner	—	1,097
Distributions to Chipeta noncontrolling interest owner	(7,949)	(4,660)
Distributions to noncontrolling interest owners of WES	(83,894)	(58,929)
Net contributions from Anadarko	23,788	119,428
Net cash provided by financing activities	$517,700	$671,847
Net increase (decrease) in cash and cash equivalents	$9,057	$(330,144)
Cash and cash equivalents at beginning of period	113,085	422,556
Cash and cash equivalents at end of period	$122,142	$92,412

(1)	Financial information has been recast to include the financial position and results attributable to the TEFR Interests.